UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2013

GeoEye, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33015	20-2759725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2325 Dulles Corner Blvd., 10th Floor
Herndon, Virginia 20171
(Address of principal executive offices)

Registrant’s telephone number, including area code (703) 480-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 9, 2013, GeoEye, Inc., a Delaware corporation (“GeoEye”) issued a press release announcing that: (a) GeoEye obtained antitrust clearance from the U.S. Department of Justice in connection with GeoEye’s pending combination with DigitalGlobe, Inc. (“DigitalGlobe”) pursuant to the previously announced Agreement and Plan of Merger, dated as of July 22, 2012, as amended, by and among GeoEye, DigitalGlobe, 20/20 Acquisition, Inc. and WorldView, LLC and (b) all stockholder election forms with respect to the consideration to be received in the merger by GeoEye stockholders must be received by the exchange agent no later than 5:00 p.m., New York city time, on January 29, 2013.  The merger is expected to close by January 31, 2013.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Special Note Regarding Forward-Looking Statements

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Without limitation, the words "anticipates," "believes," "estimates," "expects," "intends," "plans," "will" and similar expressions are intended to identify forward-looking statements.  All statements that address operating performance, events or developments that GeoEye expects or anticipates will occur in the future, including statements relating to growth, expected levels of expenditures and statements expressing general optimism about future operating results, are forward-looking statements.  Similarly, statements that describe GeoEye’s business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements.  All such forward-looking statements and those presented elsewhere by GeoEye’s management from time to time are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.  These risks and uncertainties include, but are not limited to, those described in "Risk Factors" included in GeoEye’s Annual Report on Form 10-K for the year ended December 31, 2011, which GeoEye filed with the Securities and Exchange Commission ("SEC") on March 13, 2012, as updated in GeoEye Quarterly Reports on Form 10-Q for the periods ended March 31, 2012, June 30, 2012, and September 30, 2012, which GeoEye filed with the SEC on May 4, 2012, August 7, 2012, and November 6, 2012, respectively.  Copies of all SEC filings may be obtained from the SEC's EDGAR Web site, http://www.sec.gov/ or by contacting: William L. Warren, Executive Vice President, General Counsel and Corporate Secretary, at 703-480-5672.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is furnished with this report:

Exhibit 99.1	GeoEye, Inc. Press Release dated January 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2013	GEOEYE, INC.

	By:	/s/ William L. Warren

Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	GeoEye, Inc. Press Release dated January 9, 2013.